Quarterly Earnings and

Supplemental Operating and Financial Data

December 31, 2011

LEXINGTON REALTY TRUST

SUPPLEMENTAL REPORTING PACKAGE

December 31, 2011

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations to achieve an expected annualized dividend paid in 2012 of $0.50 per common share, (2) Lexington’s ability to achieve its estimate of Company FFO for the year ended December 31, 2012, (3) the consummation of the build-to-suit construction loans and subsequent acquisition of such properties, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, including with respect to financings that Lexington is working on, or (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forwardlooking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized..

LEXINGTON REALTY TRUST
TRADED: NYSE: LXP
One Penn Plaza, Suite 4015
NEW YORK NY 10119-4015

Contact:

Investor or Media Inquiries, T. Wilson Eglin, CEO

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE

Thursday, February 23, 2012

LEXINGTON REALTY TRUST REPORTS FOURTH QUARTER 2011 RESULTS

New York, NY - February 23, 2012 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the fourth quarter ended December 31, 2011.

Fourth Quarter 2011 Highlights

•	Generated Company Funds From Operations (“Company FFO”) of $45.5 million or $0.25 per diluted common share/unit, adjusted for certain items.
•	Exceeded Company FFO guidance for 2011 by $0.03 per diluted common share/unit.
•	Reduced overall consolidated debt by $39.3 million, bringing debt reduction for the year to $119.3 million.
•	Generated $51.6 million from capital recycling efforts.
•	Executed 18 new and extended leases, totaling 0.5 million square feet.
•	Acquired an industrial property in Chillicothe, Ohio for $12.1 million and invested $11.0 million in build-to-suit projects.
•	Agreed to acquire for $17.6 million a to-be-built 80,000 square foot office facility upon completion of construction and commencement of a 15-year net lease at an initial cap rate of 9.0%.

Subsequent to Quarter End Highlights

•	Procured a $215.0 million secured term loan facility and refinanced $300.0 million secured revolving credit facility.
•	Executed 11 new and extended leases, totaling approximately 2.7 million square feet.
•	Acquired a build-to-suit office facility in Huntington, West Virginia for a capitalized cost of $12.6 million.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, "2011 was a very successful year for Lexington. We raised overall portfolio occupancy 250 basis points to 95.9%, completed non-core asset sales of $160.1 million at a weighted-average capitalization rate of 7.4% and invested $175.7 million in growth opportunities which have a weighted-average yield of 9.9%. We continue to meet or exceed our deleveraging objectives while deploying capital into accretive property investments and refinancing our maturing debts at substantially lower interest rates. We believe Lexington provides investors with a compelling total return potential based on its dividend yield, conservative payout ratio, refinancing opportunities and attractive acquisition pipeline."

3

FINANCIAL RESULTS

Revenues

For the quarter ended December 31, 2011, total gross revenues were $82.9 million, compared with total gross revenues of $80.2 million for the quarter ended December 31, 2010. The increase is primarily due to property acquisitions and an increase in occupancy.

Company FFO Attributable to Common Shareholders/Unitholders

The following presents, in tabular form, the items excluded from Reported Company FFO for the periods presented (in millions, except for per diluted share/unit data):

	Three Months Ended December 31,					Twelve Months Ended December 31,
		Per Diluted		Per Diluted			Per Diluted			Per Diluted
	2011	Share/Unit	2010	Share/Unit		2011	Share/Unit		2010	Share/Unit
Reported Company FFO(A)	$51.0	$0.28	$40.9	$0.25		$169.1	$0.95		$153.9	$0.98
Acquisition costs	0.1		—			0.8			—
Debt satisfaction charges (gains), net	—		(0.5)			0.6			(3.1)
Forward equity commitment	(6.3)		(3.5)			(2.0)			(8.9)
Gains on loan sales – JV	—		—			(1.9)			—
Impairment losses – debt investments	—		—			—			3.9
Other	0.7		0.6			3.0			1.1
Company FFO, as adjusted	$45.5	$0.25 (B)	$37.5	$0.24	(B)	$169.6	$0.96	(B)	$146.9	$0.96	(B)

(A)	A reconciliation of GAAP net income (loss) to Reported Company FFO is provided later in this press release. Reported Company FFO excludes the assumed settlement of the forward equity commitment.
(B)	Per diluted share/unit reflects the impact of estimated net common shares retired upon the assumed settlement of the forward equity commitment of (551,108), (3,412,567), (2,760,608) and (3,312,724) for the three months ended December 31, 2011 and 2010 and twelve months ended December 31, 2011 and 2010, respectively. Actual settlement in October 2011 resulted in the retirement of 3,974,645 common shares.

Net Income Attributable to Common Shareholders

For the quarter ended December 31, 2011, net income attributable to common shareholders was $7.5 million, or income of $0.05 per diluted share, compared with net income attributable to common shareholders for the quarter ended December 31, 2010 of $5.3 million, or income of $0.04 per diluted share.

Common Share Dividend/Distribution

On November 1, 2011, Lexington declared a regular quarterly dividend/distribution for the quarter ended December 31, 2011 of $0.125 per common share/unit, which was paid on January 17, 2012 to common shareholders/unitholders of record as of December 30, 2011. This quarterly dividend of $0.125 per common share/unit represents an 8.7% increase and, subject to authorization by the Board of Trustees, an expected annualized dividend of $0.50 per common share/unit.

OPERATING ACTIVITIES

Leasing

During the fourth quarter of 2011, Lexington executed 18 new and extended leases for 0.5 million square feet and ended the year with overall portfolio occupancy of 95.9%. Overall, Lexington executed new and extended leases totaling 4.9 million square feet in 2011.

4

Capital Recycling

Sales

During the fourth quarter of 2011, Lexington disposed of its interests in three properties to unrelated parties for an aggregate gross sales price of $22.7 million. Total disposition activity for 2011 was $160.1 million at a weighted-average cap rate of 7.4%.

Loan Investments

On November 18, 2011, Lexington received $11.5 million, in full satisfaction of a $10.0 million original principal amount mezzanine loan made in June 2011, which included $1.5 million in accrued interest and a yield maintenance premium. This investment generated an annualized yield of 36.5%.

On December 30, 2011, Lexington received $9.5 million, plus accrued interest, in full satisfaction of a mezzanine loan made in the first quarter of 2010. This investment generated an annualized yield of 23.0%.

Joint Venture Investments

During the fourth quarter of 2011, Lexington received $7.9 million as a distribution from a joint venture upon the satisfaction of the joint venture's sole asset, an interest in a mezzanine loan. Lexington invested $5.8 million in the joint venture in June 2011. This investment generated an annualized yield of 79.5%.

Investment Activity

Property Acquisitions

On October 5, 2011, Lexington acquired a 475,000 square foot distribution facility in Chillicothe, Ohio for $12.1 million (8.2% initial cap rate). The facility is net-leased to a single tenant for approximately 15 years.

On December 27, 2011, Lexington entered into a contract to acquire upon completion an 80,000 square foot office facility in Eugene, Oregon, which will be net-leased for 15 years. The anticipated purchase price is $17.6 million (9.0% initial cap rate). Lexington is expected to close on the acquisition in the first quarter of 2013; however, no assurance can be provided that the acquisition will be consummated.

Build-to-Suit Projects

Lexington continues to fund the construction of the previously announced build-to-suit projects in (1) Saint Joseph, Missouri (9.5% initial cap rate), (2) Florence, South Carolina (10.0% initial cap rate), (3) Shreveport, Louisiana (9.5% initial cap rate), (4) Long Island City, New York (8.5% initial cap rate), and (5) Jessup, Pennsylvania (9.2% initial cap rate). The aggregate estimated cost of these five projects is $103.7 million of which $24.9 million was invested as of December 31, 2011. Subsequent to December 31, 2011, Lexington closed on the acquisition of the build-to-suit office property in Huntington, West Virginia for a capitalized cost of $12.6 million (9.4% initial cap rate).

Balance Sheet

Lexington reduced its consolidated debt during the fourth quarter of 2011 by $39.3 million. This includes four mortgages that were to mature in 2012 totaling $34.4 million. Overall indebtedness was reduced by $119.3 million in 2011.

On October 28, 2011, Lexington settled its common share forward purchase obligation with a cash payment of $4.0 million ($15.6 million was paid prior to 2011), which resulted in the retirement of all 4.0 million common shares underlying the obligation.

5

 During the fourth quarter of 2011, Lexington repurchased and retired an aggregate of 419,126 Series B Cumulative Redeemable Preferred Shares and 91,104 Series C Cumulative Convertible Preferred Shares for an aggregate of $14.0 million, at a $1.0 million discount to liquidation preference. Overall, Lexington repurchased $15.5 million of the Series B and Series C shares at a $1.3 million discount to liquidation preference in 2011.

Subsequent to quarter end, Lexington procured a $215.0 million secured term loan facility with a seven-year term and refinanced its $300.0 million secured revolving credit facility with a new $300.0 million secured revolving credit facility. Lexington used proceeds from these loans to satisfy the remaining balance of the $60.6 million term loans scheduled to mature in 2013 and the remaining $62.2 million of 5.45% Exchangeable Guaranteed Notes, which were repurchased pursuant to a holder option. Currently, $108.0 million is outstanding on the term loan and $28.0 million is outstanding under the revolving credit facility. In addition, Lexington entered into an interest-rate swap agreement to fix LIBOR at 1.512% on $108.0 million borrowings under the term loan for seven years. Accordingly, the interest rate on the $108.0 million of borrowings is 3.76% as of the date of this press release.

2012 EARNINGS GUIDANCE

Lexington estimates that Company FFO guidance will be $0.90 to $0.93 per diluted share for the year ended December 31, 2012. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

FOURTH QUARTER 2011 CONFERENCE CALL

Lexington will host a conference call today, Thursday, February 23, 2012, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended December 31, 2011. Interested parties may participate in this conference call by dialing (888) 857-6930 or (719) 457-2630. A replay of the call will be available through March 8, 2012, at (877) 870-5176 or (858) 384-5517, pin: 5865542. A live webcast of the conference call will be available at www.lxp.com within the Investor Relations section.

6

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations to achieve an expected annualized dividend paid in 2012 of $0.50 per common share, (2) Lexington's ability to achieve its estimate of Company FFO for the year ended December 31, 2012, (3) the consummation of the built-to-suit construction loans and subsequent acquisition of such properties, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, including with respect to financings that Lexington is working on, or (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, but consolidated for financial statement purposes and/or disregarded for income tax purposes.

7

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
Gross revenues:
Rental	$74,812	$71,908	$292,689	$286,902
Advisory and incentive fees	262	239	2,012	1,108
Tenant reimbursements	7,816	8,038	32,213	32,038
Total gross revenues	82,890	80,185	326,914	320,048

Expense applicable to revenues:
Depreciation and amortization	(40,730)	(38,634)	(162,284)	(154,433)
Property operating	(14,449)	(16,501)	(62,361)	(62,962)
General and administrative	(6,148)	(6,672)	(22,211)	(22,464)
Non-operating income	4,009	3,871	13,111	11,832
Interest and amortization expense	(26,317)	(28,660)	(107,515)	(118,907)
Debt satisfaction gains, net	42	985	45	212
Change in value of forward equity commitment	6,348	3,506	2,030	8,906
Impairment charges and loan losses	(1,444)	—	(68,560)	(6,879)

Income (loss) before benefit (provision) for income taxes, equity in earnings of non-consolidated entities and discontinued operations	4,201	(1,920)	(80,831)	(24,647)
Benefit (provision) for income taxes	(221)	141	823	(1,550)
Equity in earnings of non-consolidated entities	9,688	5,675	30,334	21,741
Income (loss) from continuing operations	13,668	3,896	(49,674)	(4,456)

Discontinued operations:
Income (loss) from discontinued operations	231	628	2,882	(408)
Provision for income taxes	(16)	(2)	(54)	(22)
Debt satisfaction gains (charges), net	(3)	(462)	(606)	2,924
Gains on sales of properties	1,306	12,091	6,557	14,613
Impairment charges	(1,170)	(1,874)	(48,883)	(50,061)
Total discontinued operations	348	10,381	(40,104)	(32,954)
Net income (loss)	14,016	14,277	(89,778)	(37,410)
Less net (income) loss attributable to noncontrolling interests	(989)	(2,703)	10,194	4,450
Net income (loss) attributable to Lexington Realty Trust shareholders	13,027	11,574	(79,584)	(32,960)
Dividends attributable to preferred shares - Series B	(1,379)	(1,590)	(6,149)	(6,360)
Dividends attributable to preferred shares - Series C	(1,600)	(1,702)	(6,655)	(6,809)
Dividends attributable to preferred shares - Series D	(2,926)	(2,926)	(11,703)	(11,703)
Dividends attributable to non-vested common shares	(141)	(83)	(368)	(264)
Deemed dividend - Series B	(95)	—	(95)	—
Redemption discount - Series C	618	—	833	—
Net income (loss) attributable to common shareholders	$7,504	$5,273	$(103,721)	$(58,096)

Income (loss) per common share - basic:
Income (loss) from continuing operations	$0.05	$(0.03)	$(0.42)	$(0.26)
Income (loss) from discontinued operations	—	0.07	(0.26)	(0.18)
Net income (loss) attributable to common shareholders	$0.05	$0.04	$(0.68)	$(0.44)

Weighted-average common shares outstanding - basic	154,838,153	135,432,527	152,473,336	130,985,809

Income (loss) per common share - diluted:
Income (loss) from continuing operations	$0.05	$(0.03)	$(0.42)	$(0.26)
Income (loss) from discontinued operations	—	0.07	(0.26)	(0.18)
Net income (loss) attributable to common shareholders	$0.05	$0.04	$(0.68)	$(0.44)

Weighted-average common shares outstanding - diluted	154,942,637	135,432,527	152,473,336	130,985,809

Amounts attributable to common shareholders:
Income (loss) from continuing operations	$7,287	$(4,033)	$(64,099)	$(34,098)
Income (loss) from discontinued operations	217	9,306	(39,622)	(23,998)
Net income (loss) attributable to common shareholders	$7,504	$5,273	$(103,721)	$(58,096)

8

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

December 31, 2011 (unaudited) and December 31, 2010

(In thousands, except share and per share data)

	2011	2010
Assets:
Real estate, at cost	$3,172,246	$3,363,586
Investments in real estate under construction	32,829	11,258
Less: accumulated depreciation and amortization	638,368	601,239
	2,566,707	2,773,605
Property held for sale - discontinued operations	—	7,316
Intangible assets, net	178,569	203,495
Cash and cash equivalents	63,711	52,644
Restricted cash	30,657	26,644
Investment in and advances to non-consolidated entities	90,558	72,480
Deferred expenses, net	43,966	39,912
Loans receivable, net	66,619	88,937
Rent receivable - current	7,271	7,498
Rent receivable - deferred	—	6,293
Other assets	29,990	56,172
Total assets	$3,078,048	$3,334,996

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,366,004	$1,481,216
Exchangeable notes payable	62,102	61,438
Convertible notes payable	105,149	103,211
Trust preferred securities	129,120	129,120
Dividends payable	25,273	23,071
Liabilities - discontinued operations	—	3,876
Accounts payable and other liabilities	53,058	51,292
Accrued interest payable	13,019	13,989
Deferred revenue - including below market leases, net	90,349	96,490
Prepaid rent	12,543	15,164
	1,856,617	1,978,867
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $68,522 and $79,000; 2,740,874 and 3,160,000 shares issued and outstanding in 2011 and 2010, respectively	66,193	76,315
Series C Cumulative Convertible Preferred, liquidation preference $98,510 and $104,760; 1,970,200 and 2,095,200 shares issued and outstanding in 2011 and 2010, respectively	95,706	101,778
Series D Cumulative Redeemable Preferred, liquidation preference $155,000; 6,200,000 shares issued and outstanding	149,774	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 154,938,351 and 146,552,589 shares issued and outstanding in 2011 and 2010, respectively	15	15
Additional paid-in-capital	2,010,850	1,937,942
Accumulated distributions in excess of net income	(1,161,402)	(985,562)
Accumulated other comprehensive income (loss)	1,938	(106)
Total shareholders' equity	1,163,074	1,280,156
Noncontrolling interests	58,357	75,973
Total equity	1,221,431	1,356,129
Total liabilities and equity	$3,078,048	$3,334,996

9

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

REPORTED COMPANY FUNDS FROM OPERATIONS PER SHARE

(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
REPORTED COMPANY FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income (loss) attributable to common shareholders	$7,504	$5,273	$(103,721)	$(58,096)
Adjustments:
Depreciation and amortization	39,892	39,953	160,689	163,759
Impairment losses - real estate	2,614	1,874	117,443	53,016
Impairment loss - joint venture	—	—	1,559	—
Noncontrolling interests - OP units	893	2,040	578	3,482
Amortization of leasing commissions	1,070	870	3,918	3,491
Joint venture and noncontrolling interest adjustment	(3,039)	(1,005)	(20,057)	(12,534)
Preferred dividends	1,077	1,702	5,917	6,809
Gains on sales of properties	(1,306)	(12,091)	(6,557)	(14,613)
Interest and amortization on 6.00% Convertible Notes	2,327	2,327	9,307	8,610
Reported Company FFO	$51,032	$40,943	$169,076	$153,924

Basic:
Weighted-average common shares outstanding - EPS basic	154,838,153	135,432,527	152,473,336	130,985,809
6.00% Convertible Notes	16,238,672	16,230,905	16,232,862	15,084,397
Non-vested share-based payment awards	131,234	92,207	130,684	75,675
Operating Partnership Units	4,565,269	5,001,173	4,725,798	5,200,191
Preferred Shares - Series C	4,976,034	5,099,507	5,043,521	5,099,507
Weighted-average common shares outstanding	180,749,362	161,856,319	178,606,201	156,445,579
Reported Company FFO per common share - Basic	$0.28	$0.25	$0.95	$0.98

Diluted:
Weighted-average common shares outstanding – EPS basic	154,838,153	135,432,527	152,473,336	130,985,809
6.00% Convertible Notes	16,238,672	16,230,905	16,232,862	15,084,397
Non-vested share-based payment awards	131,234	92,207	130,684	75,675
Operating Partnership Units	4,565,269	5,001,173	4,725,798	5,200,191
Preferred Shares - Series C	4,976,034	5,099,507	5,043,521	5,099,507
Options - Incremental shares	104,484	272,140	208,463	—
Weighted-average common shares outstanding	180,853,846	162,128,459	178,814,664	156,445,579
Reported Company FFO per common share - Diluted	$0.28	$0.25	$0.95	$0.98

10

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

EARNINGS PER SHARE

(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
EARNINGS PER SHARE:
Basic and Diluted:
Income (loss) from continuing operations attributable to common shareholders	$7,287	$(4,033)	$(64,099)	$(34,098)
Income (loss) from discontinued operations attributable to common shareholders	217	9,306	(39,622)	(23,998)
Net income (loss) attributable to common shareholders	$7,504	$5,273	$(103,721)	$(58,096)

Weighted-average number of common shares outstanding - basic	154,838,153	135,432,527	152,473,336	130,985,809
Income (loss) per common share - basic:
Income (loss) from continuing operations	$0.05	$(0.03)	$(0.42)	$(0.26)
Income (loss) from discontinued operations	—	0.07	(0.26)	(0.18)
Net income (loss) attributable to common shareholders	$0.05	$0.04	$(0.68)	$(0.44)

Weighted-average common shares outstanding - diluted:
Weighted-average common shares outstanding - basic	154,838,153	135,432,527	152,473,336	130,985,809
Incremental shares - options	104,484	—	—	—
Weighted-average common shares outstanding - diluted	154,942,637	135,432,527	152,473,336	130,985,809

Income (loss) per common share - diluted:
Income (loss) from continuing operations	$0.05	$(0.03)	$(0.42)	$(0.26)
Income (loss) from discontinued operations	—	0.07	(0.26)	(0.18)
Net income (loss) attributable to common shareholders	$0.05	$0.04	$(0.68)	$(0.44)

1 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington presents FFO because it considers FFO an important supplemental measure of Lexington's operating performance. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude generally accepted accounting principles (“GAAP”) historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

FFO is determined in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” NAREIT recently clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Lexington includes in its calculation of FFO, which Lexington refers to as the “Company's funds from operations” or “Company FFO,” Lexington's operating partnership units, Lexington's Series C Cumulative Convertible Preferred Shares, and Lexington's 6.00% Convertible Notes because these securities are convertible, at the holder's option, into Lexington's common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington's common shares, are converted. Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

# # #

11

LEXINGTON REALTY TRUST

2011 Fourth Quarter Leasing Summary

NEW LEASES

	Tenants	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)
	Office/Multi-Tenant
1	M/A-Com Technology Solutions Holdings, Inc.	Long Beach	CA	08/2017	25,317	$251	$484
2	Epic Technologies, LLC	Johnson City	TN	11/2013	5,564	$70	$70
3	Carbon Geo-Tek Consultants, Inc.	Honolulu	HI	10/2014	639	$7	$7
4	The Electric Crayon LLC	Honolulu	HI	12/2014	1,021	$24	$24
5	Young Tai Company, LLC	Honolulu	HI	11/2014	1,025	$22	$22
6	General Electric Company	Glen Allen	VA	08/2012	918	$14	$14
7	Rachel McKenna	Honolulu	HI	10/2013	645	$5	$5
8	Pacific Rim Play Therapy LLC	Honolulu	HI	11/2013	278	$2	$2
9	AJA Benefits Consultants, LLC	Honolulu	HI	12/2014	569	$5	$5
9	Total office/multi-tenant new leases				35,976	$400	$633

	Industrial
1	Owens Corning Insulating Systems, LLC	Hebron	OH	MTM	146,960	$326	$326

1	Total industrial new leases				146,960	$326	$326

10	TOTAL NEW LEASES				182,936	$726	$959

LEASE EXTENSIONS

	Tenants	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office/Multi-Tenant
1	Office Suites Plus Properties, Inc.	Palm Beach Gardens	FL	07/2018	05/2019	18,400	$314	$468	$270	$449
2	Moneygram Payment Systems, Inc.	Lakewood	CO	03/2012	03/2015	68,165	$1,098	$1,240	$1,008	$867
3	Zwicker and Associates, P.C.	Hebron	KY	04/2012	07/2013	12,356	$70	$83	$70	$80
4	Kraft Foods Global, Inc.	Suwanee	GA	01/2012	09/2012	73,264	$1,448	$1,448	$1,437	$1,385
4	Total office/multi-tenant lease extensions					172,185	$2,930	$3,239	$2,785	$2,781

	Industrial
1	Enbridge Energy, Limited Partnership	Marshall	MI	02/2012	10/2012	58,300	$172	$172	$172	$172
1	Total industrial lease extensions					58,300	$172	$172	$172	$172

	Retail
1	Bi-Lo, LLC	Chattanooga	TN	06/2012	06/2014	42,130	$138	$134	$138	$134
2	Food Lion, LLC / Delhaize America, Inc.	Staunton	VA	02/2013	02/2018	23,000	$166	$166	$166	$166
3	Food Lion, LLC / Delhaize America, Inc.	Lexington	NC	02/2013	02/2018	23,000	$138	$138	$138	$138
3	Total retail lease extensions					88,130	$442	$438	$442	$438

8	TOTAL EXTENDED LEASES					318,615	$3,544	$3,849	$3,399	$3,391

18	TOTAL NEW AND EXTENDED LEASES					501,551	$4,270	$3,849	$4,358	$3,391

12

LEXINGTON REALTY TRUST

2011 Fourth Quarter Leasing Summary

LEASE NON-RENEWAL

	Tenants	Location		Lease Expiration Date	Sq. Ft.	Actual 2011 Cash Rent ($000)	Actual 2011 GAAP Rent ($000)
	Office
1	PerkinElmer Instruments, LLC (2)	Suwanee	GA	11/2011	13,955	$511	$440
2	Continental Automotive Systems, Inc. (3)	Farmington Hills	MI	12/2011	119,829	$7,871	$5,604
2	TOTAL LEASE NON-RENEWALS				133,784	$8,382	$6,044

Footnotes

(1) Assumes twelve months rent from the later of 1/1/12 or lease commencement/extension.

(2) Cash and GAAP rents include lease termination payments of $298.

(3) Cash and GAAP rents include lease termination payments of $4,798.

13

LEXINGTON REALTY TRUST

2011 Fourth Quarter Investment/Capital Recycling Summary

PROPERTY INVESTMENTS

	Tenants	Location		Property Type	Initial Basis ($000)	Initial Annualized Cash Rent ($000)	Initial Cash Yield	GAAP Yield	Lease Expiration
1	The Kitchen Collection, Inc.	Chillicothe	OH	Industrial	$12,110	$998	8.2%	9.6%	06/2026
1	TOTAL PROPERTY INVESTMENTS				$12,110	$998	8.2%	9.6%

CAPITAL RECYCLING

	PROPERTY DISPOSITIONS
	Tenants (Guarantors)	Location		Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Month of Disposition
1	Exel, Inc. (NFC plc)	Mechanicsburg	PA	Industrial	$7,500	$865	October
2	Multi-tenant	Beaumont	TX	Multi-tenant/Office	$13,500	$1,884	December
3	Cafeteria Operators, L.P. (Furr's Restaurant Group, Inc.)	McAllen	TX	Retail	$1,650	$164	December
3	TOTAL PROPERTY DISPOSITIONS				$22,650	$2,913

	LOAN INVESTMENT SATISFACTIONS

	Collateral
	Property Type	Location		Satisfaction ($000)	Annualized Yield	Month of Satisfaction
1	Medical Facilities	Various, TX		$9,500	23.0%	December
2	Industrial (1)	Norcross/E. Greenbush	GA/NY	$11,500	36.5%	November
2	TOTAL LOAN INVESTMENT SATISFACTIONS			$21,000

	JOINT VENTURE DISSOLUTIONS

	Joint Venture	Capital Invested ($000)		Distribution ($000)	Annualized Yield
1	LW Sofi LLC	$5,760		$7,937	79.5%
1	TOTAL JOINT VENTURE DISSOLUTIONS	$5,760		$7,937

Footnotes

(1) Satisfaction includes accrued interest and yield maintenance.

14

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2011 ($000) (2)	GAAP Base Rent as of 12/31/2011 ($000) (3)
OFFICE PROPERTIES
2012	1/31/2012	1275 Northwest 128th St.	Clive	IA	–	Principal Life Insurance Company	2004	61,180	799	799
	3/31/2012	1701 Market St.	Philadelphia	PA	4	Car-Tel Communications, Inc.	1957/1997	1,220	49	48
	8/31/2012	2706 Media Center Dr.	Los Angeles	CA	–	Sony Electronics, Inc.	2000	20,203	211	211
		5757 Decatur Blvd.	Indianapolis	IN	–	Allstate Insurance Company	2002	84,200	1,373	1,547
						Damar Services, Inc.	2002	5,756	45	45
	9/30/2012	4000 Johns Creek Pkwy.	Suwanee	GA	–	Kraft Foods Global, Inc.	2001	73,264	1,446	1,388
	10/31/2012	4455 American Way	Baton Rouge	LA	–	Bell South Mobility Inc.	1997	70,100	1,160	1,114
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	–	Playboy Enterprises, Inc.	2000	63,049	1,551	1,257
	12/31/2012	200 Executive Blvd. South	Southington	CT	–	Hartford Fire Insurance Company	1984/2006	153,364	1,679	1,625
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	–	Gartner, Inc.	1998	62,400	1,139	1,093
		810 & 820 Gears Rd.	Houston	TX	–	IKON Office Solutions, Inc.	2000	157,790	2,296	2,251
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	–	BJC Health System	1981	52,994	394	527
	4/30/2013	Sandlake Rd./Kirkman Rd.	Orlando	FL	–	Lockheed Martin Corporation	1982	184,000	960	1,870
	5/31/2013	6303 Barfield Rd.	Atlanta	GA	–	International Business Machines Corporation (Internet Security Systems, Inc.)	2000/2001	238,600	4,952	4,882
	6/30/2013	2210 Enterprise Dr.	Florence	SC	–	JPMorgan Chase Bank, National Association	1998	179,300	1,255	1,255
	9/30/2013	9200 South Park Center Loop	Orlando	FL	–	Corinthian Colleges, Inc.	2003	59,927	1,329	1,159
	11/30/2013	10475 Crosspoint Blvd.	Indianapolis	IN	–	Yellow Book Sales and Distribution Company, Inc.	1999	3,764	65	65
		1110 Bayfield Dr.	Colorado Springs	CO	–	Honeywell International Inc.	1980/1990/2002	166,575	124	1,599
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	–	Xerox Corporation	1973/1975/1982	202,000	3,499	3,390
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	–	New Cingular Wireless PCS, LLC	1998	81,859	1,903	1,870
2014	1/31/2014	1701 Market St.	Philadelphia	PA	4 / 19	Morgan, Lewis & Bockius, LLP	1957/1997	290,565	4,468	4,464
		850-950 Warrenville Rd.	Lisle	IL	–	James J. Benes & Associates, Inc.	1984	6,347	135	107
	3/15/2014	101 East Erie St.	Chicago	IL	–	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	212,988	4,119	4,990
	5/31/2014	3476 Stateview Blvd.	Fort Mill	SC	–	Wells Fargo Bank, N.A.	2002	169,083	2,631	2,535
		3480 Stateview Blvd.	Fort Mill	SC	–	Wells Fargo Bank, N.A.	2004	169,218	3,593	3,451
		859 Mount Vernon Hwy.	Atlanta	GA	8	International Business Machines Corporation (Internet Security Systems, Inc.) / Problem Solved, LLC (iXP Corporation)	2004	50,400	1,270	1,030
	7/31/2014	16676 Northchase Dr.	Houston	TX	–	Anadarko Petroleum Corporation	2003	101,111	1,658	1,627
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	–	BASF Corporation	1981/2002/2004	95,500	2,244	2,123
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	–	Alstom Power, Inc.	1997	84,404	1,688	1,621
		2800 Waterford Lake Dr.	Midlothian	VA	–	Alstom Power, Inc.	2000	99,057	2,096	2,015
		700 US Hwy. Route 202-206	Bridgewater	NJ	–	Biovail Pharmaceuticals, Inc. (Valeant Pharmaceuticals International, Inc.)	1985/2003/2004	115,558	2,242	2,779
	11/30/2014	200 Lucent Ln.	Cary	NC	16	Progress Energy Service Company, LLC	1999	124,944	2,009	2,126
		850-950 Warrenville Rd.	Lisle	IL	–	Flexco, Inc.	1984	7,535	11	11
	12/14/2014	22011 Southeast 51st St.	Issaquah	WA	–	OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	2,019	1,888
		5150 220th Ave.	Issaquah	WA	–	OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	2,267	2,151
	12/31/2014	1066 Main St.	Forest Park	GA	–	Bank of America, NA (Bank of America Corporation)	1969	14,859	199	199
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	–	Bank of America, NA (Bank of America Corporation)	1973	5,704	95	95
		180 South Clinton St.	Rochester	NY	–	Frontier Corporation	1988/2000	226,000	2,971	2,964
		201 West Main St.	Cumming	GA	–	Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	198	198
		2223 North Druid Hills Rd.	Atlanta	GA	–	Bank of America, NA (Bank of America Corporation)	1972	6,260	112	112
		275 Technology Dr.	Canonsburg	PA	–	ANSYS, Inc.	1996	107,872	1,429	1,378
		400 Butler Farm Rd.	Hampton	VA	–	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	1,264	1,251
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	–	Bank of America, NA (Bank of America Corporation)	1972	4,565	88	88
		825 Southway Dr.	Jonesboro	GA	–	Bank of America, NA (Bank of America Corporation)	1971	4,894	77	77
		956 Ponce de Leon Ave.	Atlanta	GA	–	Bank of America, NA (Bank of America Corporation)	1975	3,900	79	79

15

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2011

									Cash
									Rent	GAAP
							Year Acquired/ Built/	Sq.Ft.	as of	Base Rent
Year of Lease	Date of Lease						Renovated/	Leased or	12/31/2011 ($000)	as of 12/31/2011
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	Available (1)	(2)	($000) (3)
OFFICE PROPERTIES
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	1963/1965/1988/1989	187,163	1,158	1,418
	3/31/2015	3940 South Teller St.	Lakewood	CO	—	MoneyGram Payment Systems, Inc.	2002	68,165	1,240	854
	4/30/2015	13775 McLearen Rd.	Herndon	VA	—	Equant, Inc. (Equant, NV)	1985/1986/1992/1999	125,293	2,164	2,136
	7/1/2015	33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	3,562	3,562
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP (Accor S.A.)	2003	138,443	3,201	3,194
	9/27/2015	10001 Richmond Ave.	Houston	TX	—	Baker Hughes Incorporated	1976	554,385	8,163	7,375
		12645 West Airport Rd.	Sugar Land	TX	—	Baker Hughes Incorporated	1997	165,836	2,091	1,943
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	2000	97,000	1,112	1,256
		550 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1999	125,920	1,845	2,096
		600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, National Association	1996	125,155	1,768	2,050
	10/31/2015	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	1980	36,311	237	237
2016	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Company (Texas Holding Clothing Corporation and Haggar Corporation)	2000	180,507	2,277	3,189
		2000 Eastman Dr.	Milford	OH	—	Siemens Real Estate	1991	221,215	2,486	2,153
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	1871/1980/1988/1999	37,229	490	501
	12/31/2016	2050 Roanoke Rd.	Westlake	TX	—	TD Auto Finance LLC	2001	130,290	3,393	2,735
2017	4/30/2017	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	1,549	1,600
	5/31/2017	120 East Shore Dr.	Glen Allen	VA	—	Capital One Services, LLC	2000	77,045	761	754
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	2001/2002	128,500	2,293	2,372
		750 N. Commons Dr.	Aurora	IL	17	Westell, Inc. (Westell Technologies, Inc.)	1996	210,230	502	458
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc.	2000	142,500	1,781	1,866
2018	3/14/2018	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. (Experian Holdings, Inc.)	1981/1983	292,700	1,801	1,801
	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	1987	159,644	3,188	3,386
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	1978/1985/1990/1993	44,400	455	507
	9/30/2018	1701 Market St.	Philadelphia	PA	4	CBC Restaurant Corp.	1957/1997	8,070	206	211
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation	1980/1990/2004/2005	320,198	4,602	4,634
2019	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation	1963/1973/1985/2003	155,925	2,173	2,173
	5/31/2019	4400 Northcorp Pkway	Palm Beach Gardens	FL	—	Office Suites Plus Properties, Inc.	1996	18,400	209	144
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	1982/1983/1985	521,286	6,814	7,013
	6/30/2019	275 South Valencia Ave.	Brea	CA	—	Bank of America, National Association	1983	637,503	8,710	8,613
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	1984	390,100	4,426	4,540
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	—	John Wiley & Sons, Inc.	1999	123,416	2,134	2,268
	12/31/2019	421 Butler Farm Rd.	Hampton	VA	—	Patient Advocate Foundation	2000	36,484	602	602
		850-950 Warrenville Rd.	Lisle	IL	—	National-Louis University	1984	85,532	1,224	1,458
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	—	Roche Diagnostics Operations, Inc.	1999	193,000	3,337	3,425
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	143,290	2,163	2,244
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	—	Hagemeyer North America, Inc.	2005	50,076	788	840
2021	3/31/2021	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,040	2,509	2,623
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	1983	157,511	3,312	3,312
	8/31/2021	333 Three D Systems Circle	Rock Hill	SC	—	3D Systems Corporation	2006	80,028	420	444
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (HP Whippany, LLC)	2006/2008	123,734	2,361	2,327
N/A	N/A	1701 Market St.	Philadelphia	PA	4	Parking Operators	1957/1997	0	2,328	2,328
	Vacant	101 East Erie St.	Chicago	IL	—	(Available for Lease)	1986	17,716	0	0
		10475 Crosspoint Blvd.	Indianapolis	IN	—	(Available for Lease)	1999	13,867	0	0
		1701 Market St.	Philadelphia	PA	4	(Available for Lease)	1957/1997	5,315	0	0
		4000 Johns Creek Pkwy.	Suwanee	GA	16	(Available for Lease)	2001	13,955	511	440
		421 Butler Farm Rd.	Hampton	VA	—	(Available for Lease)	2000	20,080	0	0
OFFICE TOTAL/WEIGHTED AVERAGE						99.4% Leased		10,929,716	$ 161,537	$ 164,436

16

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2011

									Cash
									Rent	GAAP
							Year Acquired/ Built/	Sq.Ft.	as of	Base Rent
Year of Lease	Date of Lease						Renovated/	Leased or	12/31/2011 ($000)	as of 12/31/2011
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	Available (1)	(2)	($000) (3)
INDUSTRIAL PROPERTIES
2012	MTM	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	1999	146,960	187	187
	8/4/2012	101 Michelin Dr.	Laurens	SC	—	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	1991/1993	1,164,000	3,413	3,304
		7111 Crabb Rd.	Temperance	MI	—	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	1978/1993	744,570	2,287	2,214
	10/31/2012	1601 Pratt Ave.	Marshall	MI	—	Enbridge Energy, Limited Partnership	1979	58,300	174	174
2013	5/31/2013	200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	2000	400,522	859	859
		2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	1999/2002	639,800	1,754	1,754
	12/31/2013	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc. (Corporate Express, Inc.)	1998/2006	196,946	876	811
2014	1/1/2014	2415 US Hwy. 78 East	Moody	AL	—	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	2004	595,346	1,054	1,054
	12/31/2014	3686 South Central Ave.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1998	90,000	404	314
2015	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	476	488
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Clevite, Inc. (MAHLE Industries, Incorporated)	1989	268,104	954	915
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Harcourt Inc. (Harcourt General, Inc.)	2001	559,258	3,580	3,429
		2455 Premier Dr.	Orlando	FL	—	Walgreen Co.	1980	205,016	508	786
	5/31/2016	291 Park Center Dr.	Winchester	VA	—	Kraft Foods Global, Inc.	2001	344,700	1,374	1,289
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	1991/1994/1995/2005	248,200	793	793
	9/30/2016	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	1989/2006	222,200	684	684
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears Logistics Services	1973	780,000	1,592	1,694
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	2001	330,988	1,184	1,164
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	2002	244,851	1,090	1,087
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	2000/2007	296,972	2,645	2,595
		43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC (Tower Automotive Inc.)	1996/1998	290,133	1,886	1,697
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	1973	772,450	1,347	1,342
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	2005/2007/2008	221,833	958	958
2019	4/30/2019	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	1965/1980	972,625	1,535	1,535
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	2,518	2,611
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV)	1996/2001	335,610	3,400	3,400
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	1986	229,605	1,269	1,276
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	1987	107,400	406	377
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	1,049	1,493
2021	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation	1984/1987/2005	120,000	480	403
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	1997	701,819	2,277	1,902
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	1998/2001/2006	423,280	1,295	1,356
N/A	Vacant	191 Arrowhead Dr.	Hebron	OH	—	(Available for Lease)	1999	103,450	0	0
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	1987	32,679	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.0% Leased		13,090,247	$ 44,308	$ 43,945

17

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2011

									Cash
									Rent	GAAP
							Year Acquired/ Built/	Sq.Ft.	as of	Base Rent
Year of Lease	Date of Lease						Renovated/	Leased or	12/31/2011 ($000)	as of 12/31/2011
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	Available (1)	(2)	($000) (3)
RETAIL PROPERTIES
2012	4/30/2012	10415 Grande Ave.	Sun City	AZ	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	165	243
		402 East Crestwood Dr.	Victoria	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	165	116
		4121 South Port Ave.	Corpus Christi	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	165	138
		900 South Canal St.	Carlsbad	NM	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1981	10,000	165	105
	5/31/2012	3451 Alta Mesa Blvd.	Fort Worth	TX	—	AVT Grocery, Inc. / Safeway Stores, Inc.	1985	44,000	304	358
	11/30/2012	101 West Buckingham Rd.	Garland	TX	—	AVT Grocery, Inc.	1982	40,000	326	326
		205 Homer Rd.	Minden	LA	—	Brookshire Grocery Company (Safeway Stores, Inc.)	1981	35,000	193	271
2013	2/28/2013	S. Carolina 52/52 Bypass	Moncks Corner	SC	—	Food Lion, LLC / Delhaize America, Inc.	1982	23,000	62	123
		US 221 & Hospital Rd.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	1981	23,000	73	73
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	1982	31,170	159	213
	10/31/2013	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, Inc.	1961/1978	29,119	111	150
		130 Midland Ave.	Port Chester	NY	—	Pathmark Stores, Inc.	1982	59,000	458	1,197
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc.	1958	28,721	193	193
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. (Safeway Stores, Inc.)	1984	30,757	185	207
	6/30/2014	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	1983	42,130	134	134
2015	1/31/2015	1700 State Route 160	Port Orchard	WA	—	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	1983	16,037	82	82
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway Stores, Inc.	1981	40,800	186	310
2016	5/31/2016	12535 Southeast 82nd Ave.	Clackamas	OR	—	TRU 2005 RE I, LLC	1981	42,842	305	313
		18601 Alderwood Mall Blvd.	Lynnwood	WA	—	TRU 2005 RE I, LLC	1981/1993	43,105	281	288
		4811 Wesley St.	Greenville	TX	—	Brookshire Grocery Company / Safeway Stores, Inc.	1985	48,492	171	242
		6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us-Delaware, Inc.	1981	43,123	256	263
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone’s Food Stores, Ltd.	1960	70,910	362	451
2018	2/26/2018	399 Peachwood Centre Dr.	Spartanburg	SC	—	Best Buy Co., Inc.	1996	45,800	395	395
		4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Co., Inc.	1995	46,350	465	465
	2/28/2018	3211 West Beverly St.	Staunton	VA	—	Food Lion, LLC / Delhaize America, Inc.	1971	23,000	166	166
		291 Talbert Blvd.	Lexington	NC	—	Food Lion, LLC / Delhaize America, Inc.	1981	23,000	138	138
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	1983	23,767	71	71
	10/31/2018	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture, LLC	1980	53,820	346	346
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	1992	94,970	216	329
		12080 Carmel Mountain Rd.	San Diego	CA	—	Sears Holdings Corporation	1993	107,210	245	751
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	1993	120,727	362	482
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	1993	107,489	386	555
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	1993	193,193	546	731
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	1993/1999	90,933	254	347
N/A	Vacant	1700 State Route 160	Port Orchard	WA	—	(Available for Lease)	1983	11,931	0	0
RETAIL TOTAL/WEIGHTED AVERAGE						99.3% Leased		1,673,396	$ 8,091	$ 10,572

18

LEXINGTON REALTY TRUST

Long-Term Leases- Consolidated Portfolio - 12/31/2011

										Cash
										Rent	GAAP
								Year Acquired/ Built/	Sq.Ft.	as of	Base Rent
Year of Lease	Date of Lease							Renovated/	Leased or	12/31/2011 ($000)	as of 12/31/2011
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Property Type	Expanded	Available (1)	(2)	($000) (3)
LONG-TERM LEASE PROPERTIES
2022	1/31/2022	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	Office	2001	100,012	1,184	1,301
	3/31/2022	11201 Renner Blvd.	Lenexa	KS	16	United States of America	Office	2007	178,000	3,346	2,477
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Inc. (Carlson, Inc.)	Office	2003	130,000	1,927	1,934
	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Associates, Inc.	Office	1910	52,337	1,532	1,661
2023	2/28/2023	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	Office	1997	176,402	2,408	2,234
	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	Office	1999	247,254	3,002	2,952
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	Office	2003	225,049	3,038	3,310
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1988/1999	336,350	1,346	1,346
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1987/1999/2000/2006	424,904	1,687	1,687
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1998/2001	211,598	1,208	1,208
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	2001	167,770	537	537
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	Industrial	1995/2000/2001	539,592	2,838	2,838
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Manufacturing Company	Industrial	1997	458,000	1,944	2,251
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, Inc.	Office	1989/1995	85,200	1,167	1,167
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Infocrossing, Inc.	Office	1998	60,000	1,128	1,128
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	Industrial	1986/2002/2003	500,500	1,221	2,537
	3/31/2026	459 Wingo Road	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	Industrial	2011	513,734	1,675	1,933
	6/30/2026	351 Chamber Drive	Chillicothe	OH	—	The Kitchen Collection, Inc.	Industrial	1995/1998	475,218	239	277
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	Industrial	2006	646,000	2,002	2,165
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estee Lauder Companies Inc.)	Industrial	1983/1997	241,977	86	675
	12/29/2026	5500 New Albany Road	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	Office	2005	104,807	1,520	1,739
2027	7/6/2027	2221 Schrock Road	Columbus	OH	—	MS Consultants, Inc.	Office	1999/2006	42,290	271	310
2028	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	Pudget Consumers Co-op d/b/a PCC Natural Markets	Retail	1981	35,459	603	603
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	Office	1983/1994	282,000	8,071	4,253
	12/31/2029	400 East Stone Ave.	Greenville	SC	9	Canal Insurance Company	Office	1948/1981/1982/1986/ 1991/2006/2008	128,041	924	0
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	Industrial	2011	673,518	1,159	1,409
N/A	Vacant	8900 Freeport Pkwy.	Irving	TX	—	(Available for Lease)	Office	2003	43,396	0	0
LONG-TERM LEASES TOTAL/WEIGHTED AVERAGE						99.4% Leased			7,079,408	$ 46,063	$ 43,932

19

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2011

											Cash	GAAP
								Gross			Rent	Base Rent
							Year Acquired/ Built/	Book			as of	as of	Debt
Year of Lease	Date of Lease						Renovated/	Value		Percentage	12/31/2011	12/31/2011	Balance
Expiration	Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Expanded	($000) (10)	Sq.Ft.	Leased	($000) (2)	($000) (3)	($000)
MULTI-TENANT PROPERTIES (14)
Various	Various	10 John St.	Clinton	CT	6	Multi-Tenant	1972	0	41,188	0%	0	0	0
		100 East Shore Dr.	Glen Allen	VA	—	Multi-Tenant	1999	11,512	68,003	85%	1,290	1,209	19,188
		100 Light St.	Baltimore	MD	13	Multi-Tenant	1973/2009	244,099	476,459	95%	5,966	7,980	0
		140 East Shore Dr.	Glen Allen	VA	12	Multi-Tenant	2000	13,488	79,675	72%	768	821	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	11	Multi-Tenant	1981/1982/2005 /2007/2009	16,723	138,940	100%	2,298	2,399	0
		1500 Hughes Way	Long Beach	CA	5	Multi-Tenant	1981	63,086	490,055	74%	7,466	7,403	0
		207 Mockingbird Ln.	Johnson City	TN	—	Multi-Tenant	1979	11,097	60,684	48%	670	743	0
		2300 Litton Ln.	Hebron	KY	11	Multi-Tenant	1986/1996	9,740	80,441	100%	496	456	0
		4200 Northcorp Pkway	Palm Beach Gardens	FL	11 / 16	Multi-Tenant	1996	14,942	95,065	20%	302	302	0
		4848 129th East Ave.	Tulsa	OK	7 / 16	Multi-Tenant	2000	4,903	101,100	0%	120	120	7,119
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	1999	14,953	672,629	62%	1,276	1,346	0
		6277 Sea Harbor Dr.	Orlando	FL	18	Multi-Tenant	1984	52,222	360,307	0%	25	25	0
		King St./1032 Fort St. Mall	Honolulu	HI	11 / 13	Multi-Tenant	1979/2002	47,185	318,451	94%	2,554	1,342	0
		9275 SW Peyton Lane	Wilsonville	OR	—	Multi-Tenant	1980/1998	5,559	122,857	0%	0	0	0
		37101 Corporate Dr.	Farmington Hills	MI	16	Multi-Tenant	2001	12,899	119,829	0%	7,871	5,604
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						59.4% Leased			3,225,683		$ 31,102	$ 29,750	$ 26,307

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						95.6% Leased			35,998,450		$ 291,101	$ 292,635

Footnotes

1	Square foot leased or vacant.
2	Twelve months ended 12/31/11 cash rent.
3	Twelve months ended 12/31/11 GAAP base rent.
4	Lexington has an 80.5% interest in this property.
5	Lexington has a 55.0% interest in this property.
6	Lexington has a 71.1% interest in this property.
7	Property transferred to lender 01/2012.
8	IBM lease expires 05/2013, however, new tenant (Problem Solved, LLC) leases 16,000 sf through 05/2014.
9	Property is classified as a capital lease for GAAP, accordingly $987 income is included in non-operating income.
10	Represents GAAP capitalized costs.
11	Property is collateral for secured credit facility and term loan.
12	Mortgage shown under 100 East Shore Dr., Glen Allen VA.
13	Includes parking operations.
14	The multi-tenanted properties incurred approximately $13.7 million in operating expenses, net for the twelve months ended 12/31/2011.
15	Heidelberg Americas, Inc. lease expires 3/30/2021, however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	Cash and GAAP rent amounts represent/include prior tenant.
17	New consolidated entity. Lexington has an 87.1% interest in this property.
18	Subsequent to 12/31/11, new 12 year lease entered into for 234,247 square feet.
19	Subsequent to 12/31/11, lease extended to 1/31/21.

20

LEXINGTON REALTY TRUST

Property Leases and Vacanceis - Net Lease Strategic Assets Fund Portfolio - 12/31/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2011 ($000) (2)	GAAP Base Rent as of 12/31/2011 ($000) (3)
NET LEASE STRATEGIC ASSETS FUND PROPERTIES
2012	5/31/2012	101 Creger Dr.	Ft. Collins	CO	—	Lithia Real Estate, Inc. / D&M Automotive, Inc. (Lithia Motors, Inc.)	1982	10,000	275	235
2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	—	AdvancePCS	2002	59,748	900	900
	6/30/2013	420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	1981	42,770	310	307
	10/31/2013	3943 Denny Ave.	Pascagoula	MS	—	Northrop Grumman Systems Corporation	1995	94,841	638	638
	12/31/2013	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	735	654
2014	1/31/2014	109 Stevens St.	Jacksonville	FL	—	Wagner Industries, Inc.	1959/1967	168,800	219	261
		1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	—	Siemens Dematic Postal Automation L.P. / Siemens Energy & Automation, Inc. / Siemens Shared Services, LLC	2003	236,547	2,723	2,680
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive, Inc.)	1987/1988/1990	180,230	2,082	2,074
	6/30/2014	70 Mechanic St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	3,182	2,770
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	—	SKF USA Inc.	1996	72,868	424	423
2015	6/30/2015	1700 47th Ave North	Minneapolis	MN	—	Owens Corning Roofing and Asphalt, LLC	2003	18,620	618	618
		2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	1999	111,911	1,530	1,537
		2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	2000/2003	300,500	809	809
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2003	75,016	1,050	1,020
	9/27/2015	2529 West Thorne Dr.	Houston	TX	—	Baker Hughes Incorporated	1982/1999	65,500	929	838
		9110 Grogans Mill Rd.	The Woodlands	TX	—	Baker Hughes Incorporated	1992	275,750	3,363	3,147
	10/31/2015	5201 West Barraque St.	Pine Bluff	AR	—	Entergy Arkansas Inc.	1964/1972/1988	27,189	192	192
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas, Inc. (Nextel Finance Company)	2001	108,800	1,662	1,617
	5/31/2016	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	1980	278,759	1,506	1,734
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	—	Nextel West Corp.	2002	60,200	1,145	1,142
	11/30/2016	736 Addison Rd.	Erwin	NY	—	Corning Incorporated	2006	408,000	1,210	1,210
2017	4/30/2017	3600 Army Post Rd.	Des Moines	IA	—	HP Enterprise Services, LLC	2000	405,000	3,087	2,740
	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	1991/1996	13,924	475	479
2018	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	2007	62,218	1,185	1,185
	9/30/2018	904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/2008	246,508	765	803
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I LLC (T-Mobile USA, Inc.)	2004	77,484	1,543	1,572
	10/31/2019	17191 St. Luke's Way	The Woodlands	TX	—	Montgomery County Management Company, LLC	2004	41,000	802	990
		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	1,325	1,393
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	1986/1997/2000	252,300	2,131	2,378
	6/29/2019	3265 East Goldstone Dr.	Meridian	ID	—	VoiceStream PCS Holding, LLC (T-Mobile USA, Inc.)	2004	77,484	1,302	1,364
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	2005	133,221	1,200	1,200
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	1986	132,981	1,345	1,355
	8/31/2020	First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	1,316	1,150
	11/30/2020	11555 University Blvd.	Sugar Land	TX	—	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	1,225	1,251
2021	9/30/2021	265 Lehigh St.	Allentown	PA	—	Pennsylvania School of Business, Inc.	1980	22,392	4	4
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	1,874	1,963
2022	6/30/2022	8555 South River Pkwy.	Tempe	AZ	4	ASM Lithography, Inc. (ASM Lithography Holding N.V.) / DuPont Airproducts Nanomaterials L.L.C.	1998	95,133	2,354	2,210
	7/31/2022	1440 East 15th St.	Tucson	AZ	—	CoxCom, Inc.	1988	28,591	548	553
2025	7/14/2025	590 Ecology Ln.	Chester	SC	—	Owens Corning	2001/2005	420,597	2,185	2,169
2026	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (Raymond Durdin and Jean W. Durdin)	2005	77,076	1,340	1,512

21

LEXINGTON REALTY TRUST

Property Leases and Vacanceis - Net Lease Strategic Assets Fund Portfolio - 12/31/2011

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Acquired/ Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2011 ($000) (2)	GAAP Base Rent as of 12/31/2011 ($000) (3)
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	—	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	1993/2004	159,000	930	1,170
N/A	Vacant	265 Lehigh St.	Allentown	PA	5	(Available for Lease)	1980	48,838	124	2,636
NET LEASE STRATEGIC ASSETS FUND TOTAL/WEIGHTED AVERAGE						99.2% Leased		5,810,762	$52,562	$54,883

Footnotes

1	Square foot leased or vacant.
2	Twelve months ended 12/31/2011 cash rent.
3	Twelve months ended 12/31/2011 GAAP base rent.
4	ASM Lithography, Inc. leases expires 6/30/2013; however, new tenant (DuPont Aurproducts Nanomaterials LLC) lease expires 6/30/2022.
5	Cash and GAAP rent amounts represent prior tenant.

22

LEXINGTON REALTY TRUST

Lease Rollover Schedule by Property Type - Cash Basis

12/31/2011

	Office			Industrial			Retail
Year	Net Rentable Area	Cash Rent as of 12/31/2011 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 12/31/2011 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 12/31/2011 ($000)	Annual Rent PSF
2012	532,336	$8,313	$15.62	2,113,830	$6,061	$2.87	159,000	$1,483	$9.33
2013	1,389,209	$17,916	$12.90	1,237,268	$3,489	$2.82	194,010	$1,056	$5.44
2014	2,218,148	$38,962	$17.57	685,346	$1,458	$2.13	72,887	$319	$4.38
2015	1,788,360	$26,541	$14.84	150,000	$476	$3.17	56,837	$268	$4.72
2016	569,241	$8,646	$15.19	1,847,478	$7,893	$4.27	177,562	$1,013	$5.71
2017	665,152	$6,886	$12.57	1,942,944	$8,397	$4.32	70,910	$362	$5.11
2018	825,012	$10,252	$13.97	994,283	$2,305	$2.32	930,259	$3,590	$3.86
2019	1,968,646	$26,292	$13.36	1,621,875	$4,053	$2.50	-	$-	$-
2020	386,366	$6,288	$16.27	1,115,995	$6,124	$5.49	-	$-	$-
2021	516,313	$8,602	$17.11	1,245,099	$4,052	$3.25	-	$-	$-
Thereafter	1,811,392	$29,518	$16.46	5,189,161	$15,942	$3.58	35,459	$603	$17.01
Total/Weighted Average (1)	12,670,175	$188,216	$15.11	18,143,279	$60,250	$3.47	1,696,924	$8,694	$5.12

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

23

LEXINGTON REALTY TRUST

Lease Rollover Schedule - GAAP Basis

12/31/2011

Year	Number of Leases Expiring	GAAP Base Rent as of 12/31/2011 ($000)	Percent of GAAP Base Rent as of 12/31/2011
2012	20	$15,470	5.9%
2013	20	$25,334	9.7%
2014	29	$41,068	15.8%
2015	14	$27,001	10.4%
2016	14	$17,580	6.8%
2017	11	$15,738	6.1%
2018	19	$17,615	6.8%
2019	10	$30,957	11.9%
2020	7	$13,055	5.0%
2021	7	$12,367	4.8%
Thereafter	26	$43,932	16.9%
Total (1)	177	$260,117	100.0%

Footnotes

(1) Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

24

LEXINGTON REALTY TRUST

Mortgage Loans Receivable

12/31/2011

Collateral						Current Estimated Annual
	City	State	Loan Balance ($000)(1)	Interest Rate	Maturity Date	Debt Service ($000)(2)	Balloon Payment ($000)	Escrow Balance ($000)
Office	Schaumburg (3)	IL	$21,515	15.00%	01/2012	$-	$21,515	$723
	Southfield	MI	$8,065	4.55%	02/2015	$1,282	$5,810	$-
	Westmont (4)	IL	$27,228	6.45%	10/2015	$2,090	$25,731	$6,333
Industrial	New Kingstown	PA	$2,941	7.78%	01/2013	$323	$2,826	$665
Retail	Various	Various	$2,155	8.00%	07/2012	$2,190	$-	$-
	Austin	TX	$1,738	16.00%	10/2018	$-	$5,104	$-
	Various	Various	$1,404	8.00%	02/2021	$219	$-	$-
	Various	Various	$760	8.00%	12/2021	$131	$-	$-
	Various	Various	$870	8.00%	03/2022	$109	$-	$-
	Total Mortgage Loans Receivable		$66,676			$6,344	$60,986	$7,721

Footnotes

(1) Includes accrued interest receivable.

(2) Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.

(3) Interest only payments to the extent of operating cash flow of underlying assets. Borrower currently in default.

(4) Escrow balance includes $3,618 in a collateral escrow account maintained by the borrower and $2,500 letter of credit held by Lexington.

25

LEXINGTON REALTY TRUST

2011 Fourth Quarter Financing Summary

DEBT RETIRED

		Face ($000)	Satisfaction ($000)	Rate	Due Date
1	Louisville, CO	$7,206	$7,206	5.830%	01/2012
2	Mechanicsburg, PA	$4,550	$4,550	7.780%	01/2012
3	Milford, OH (1)	$12,865	$12,815	6.612%	02/2012
4	Lake Forest, CA	$9,739	$9,739	7.260%	02/2012
	TOTAL	$34,360	$34,310

Footnotes

(1) Imputed interest rate

26

LEXINGTON REALTY TRUST

Debt Maturity Schedule

12/31/2011

($000)

Consolidated Properties
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Corporate Debt
2012	$28,455	$147,895	$62,150	(1)
2013	$25,385	$234,937	$60,551	(1)
2014	$23,631	$229,068	$-
2015	$14,983	$268,784	$-
2016	$9,517	$121,889	$-
	$101,971	$1,002,573	$122,701

Non-Consolidated Investments - LXP Proportionate Share
Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2012	$2,536	$3,323
2013	$2,677	$2,496
2014	$2,377	$9,311
2015	$2,353	$6,960
2016	$1,748	$3,998
	$11,691	$26,088

Footnotes

(1) Amounts satisfied subsequent to December 31, 2011.

27

LEXINGTON REALTY TRUST

2012 Mortgage Maturities by Property Type

12/31/2011

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2011 ($000)	GAAP Base Rent as of 12/31/2011 ($000)
Office &	200 Lucent Ln. (2)	Cary	NC	124,944	$12,543	05/2012	11/2014	$23,881	$2,009	$2,126
Multi-Tenant	2050 Roanoke Rd.	Westlake	TX	130,290	$17,828	05/2012	12/2016	$32,805	$3,393	$2,735
	3940 South Teller St.	Lakewood	CO	68,165	$7,890	05/2012	03/2015	$12,324	$1,240	$854
	37101 Corporate Dr. (2)	Farmington Hills	MI	119,829	$17,724	09/2012	Vacant	$12,899	$7,871	$5,604
	4455 American Way	Baton Rouge	LA	70,100	$5,943	10/2012	10/2012	$13,868	$1,160	$1,114
	1110 Bayfield Dr.	Colorado Springs	CO	166,575	$10,272	12/2012	11/2013	$19,579	$124	$1,599
Industrial	3820 Micro Dr.	Millington	TN	701,819	$16,222	05/2012	09/2021	$25,020	$2,277	$1,902
	101 Michelin Dr.	Laurens	SC	1,164,000	$14,022	09/2012	08/2012	$34,370	$3,413	$3,304
	7111 Crabb Rd.	Temperance	MI	744,570	$9,400	09/2012	08/2012	$21,188	$2,287	$2,214
	19500 Bulverde Rd.	San Antonio	TX	559,258	$26,025	10/2012	03/2016	$41,882	$3,580	$3,429
	43955 Plymouth Oaks Blvd.	Plymouth	MI	290,133	$10,026	12/2012	10/2017	$19,161	$1,886	$1,697

	Total 2012 Mortgage Maturities			4,139,683	$147,895			$256,977	$29,240	$26,578

Footnotes

(1) Represents GAAP capitalized costs as of December 31, 2011.

(2) Cash and GAAP rents represent/include prior tenant.

28

LEXINGTON REALTY TRUST

2013 Mortgage Maturities by Property Type

12/31/2011

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2011 ($000)	GAAP Base Rent as of 12/31/2011 ($000)
Office	3476 Stateview Blvd.	Fort Mill	SC	169,083	$9,904	01/2013	05/2014	$18,095	$2,631	$2,535
	9201 East Dry Creek Rd.	Centennial	CO	128,500	$13,555	02/2013	09/2017	$26,922	$2,293	$2,372
	12600 Gateway Blvd.	Fort Meyers	FL	62,400	$8,550	05/2013	01/2013	$13,561	$1,139	$1,093
	200 Executive Blvd. South	Southington	CT	153,364	$12,228	05/2013	12/2012	$26,737	$1,679	$1,625
	275 South Valencia Ave.	Brea	CA	637,503	$73,071	05/2013	06/2019	$118,929	$8,710	$8,613
	5757 Decatur Blvd.	Indianapolis	IN	89,956	$8,580	05/2013	08/2012	$15,239	$1,418	$1,592
	810 & 820 Gears Rd.	Houston	TX	157,790	$15,737	05/2013	01/2013	$26,829	$2,296	$2,251
	8900 Freeport Pkwy.	Irving	TX	268,445	$36,466	05/2013	03/2023	$60,122	$3,038	$3,310
	6303 Barfield Rd./859 Mount Vernon Hwy.	Atlanta	GA	289,000	$40,356	05/2013	2013/2014	$76,766	$6,222	$5,912
	2211 South 47th St.	Phoenix	AZ	176,402	$16,490	09/2013	02/2023	$24,631	$2,408	$2,234

	Total 2013 Mortgage Maturities			2,132,443	$234,937			$407,831	$31,834	$31,537

Footnotes

(1) Represents GAAP capitalized costs as of December 31, 2011.

29

LEXINGTON REALTY TRUST

2014 Mortgage Maturities by Property Type

12/31/2011

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2011 ($000)	GAAP Base Rent as of 12/31/2011 ($000)
Office	33 Commercial St.	Foxboro	MA	164,689	$-	01/2014	07/2015	$29,238	$3,562	$3,562
	1275 Northwest 128th St.	Clive	IA	61,180	$5,151	05/2014	01/2012	$10,599	$799	$799
	3480 Stateview Blvd.	Fort Mill	SC	169,218	$18,311	05/2014	05/2014	$29,174	$3,593	$3,451
	1701 Market St. (2)	Philadelphia	PA	305,170	$43,520	07/2014	Various	$69,924	$7,051	$7,051
	10300 Kincaid Dr.	Fishers	IN	193,000	$10,466	08/2014	01/2020	$28,289	$3,337	$3,425
	3965 Airways Blvd.	Memphis	TN	521,286	$47,270	09/2014	06/2019	$116,410	$6,814	$7,013
	500 Jackson St.	Columbus	IN	390,100	$26,399	09/2014	07/2019	$53,821	$4,426	$4,540
	6226 West Sahara Ave.	Las Vegas	NV	282,000	$32,118	09/2014	01/2029	$64,735	$8,071	$4,253
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,288	$4,286	$4,039
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$1,429	$1,378
Industrial	2415 US Hwy. 78 East	Moody	AL	595,346	$6,350	01/2014	01/2014	$11,575	$1,054	$1,054

	Total 2014 Mortgage Maturities			2,992,405	$229,068			$480,792	$44,422	$40,565

Footnotes

(1) Represents GAAP capitalized costs as of December 31, 2011.

(2) Lexington has an 80.5% interest in the property and amounts include parking operations.

30

LEXINGTON REALTY TRUST

2015 Mortgage Maturities by Property Type

12/31/2011

										GAAP
								Gross	Cash Rent	Base Rent
					Mortgage			Book	as of	as of
				Net Rentable	Balance at	Maturity	Tenant Lease	Value	12/31/2011	12/31/2011
	Property Location	City	State	Area	Maturity ($000)	Date	Expires	($000) (1)	($000)	($000)
Office &	101 East Erie St.	Chicago	IL	230,704	$29,900	01/2015	03/2014	$56,548	$4,119	$4,990
Multi-Tenant	400 East Stone Ave. (2)	Greenville	SC	128,041	$9,000	01/2015	12/2029	$10,640	$924	$-
	4201 Marsh Ln.	Carrollton	TX	130,000	$12,022	01/2015	11/2022	$22,146	$1,927	$1,934
	13775 McLearen Rd.	Herndon	VA	125,293	$10,359	04/2015	04/2015	$25,443	$2,164	$2,136
	10475 Crosspoint Blvd.	Indianapolis	IN	141,047	$11,205	05/2015	10/2019	$22,506	$2,199	$2,333
	100, 120, 140 East Shore Dr.	Glen Allen	VA	224,723	$18,321	05/2015	Various	$38,044	$2,819	$2,784
	1311 Broadfield Blvd.	Houston	TX	155,040	$14,431	05/2015	03/2021	$29,917	$2,509	$2,623
	1409 Centerpoint Blvd.	Knoxville	TN	84,404	$6,658	05/2015	10/2014	$12,604	$1,688	$1,621
	2550 Interstate Dr.	Harrisburg	PA	81,859	$7,792	05/2015	12/2013	$15,183	$1,903	$1,870
	2706 Media Center Dr.	Los Angeles	CA	83,252	$9,760	05/2015	Various - 2012	$18,070	$1,762	$1,468
	2800 Waterford Lake Dr.	Midlothian	VA	99,057	$9,055	05/2015	10/2014	$15,844	$2,096	$2,015
	333 Mt. Hope Ave.	Rockaway	NJ	95,500	$14,900	05/2015	09/2014	$29,295	$2,244	$2,123
	4000 Johns Creek Pkwy.	Suwanee	GA	87,219	$10,502	05/2015	09/2012	$4,203	$1,957	$1,828
	4848 129th East Ave. (3)	Tulsa	OK	101,100	$6,517	05/2015	NA	$4,903	$120	$120
	6200 Northwest Pkwy.	San Antonio	TX	142,500	$11,167	05/2015	11/2017	$20,813	$1,781	$1,866
	16676 Northchase Dr.	Houston	TX	101,111	$11,282	05/2015	07/2014	$19,267	$1,658	$1,627
	4001 International Pkwy.	Carrollton	TX	138,443	$18,710	07/2015	07/2015	$30,859	$3,201	$3,194
	12645 West Airport Rd.	Sugar Land	TX	165,836	$6,286	09/2015	09/2015	$19,436	$2,091	$1,943
	10001 Richmond Ave.	Houston	TX	554,385	$18,161	09/2015	09/2015	$73,343	$8,163	$7,375
Industrial	10000 Business Blvd.	Dry Ridge	KY	336,350	$4,820	07/2015	06/2025	$15,227	$1,346	$1,346
	301 Bill Bryan Rd.	Hopkinsville	KY	424,904	$7,825	07/2015	06/2025	$19,066	$1,687	$1,687
	4010 Airpark Dr.	Owensboro	KY	211,598	$4,247	07/2015	06/2025	$13,598	$1,208	$1,208
	730 North Black Branch Rd.	Elizabethtown	KY	167,770	$2,520	07/2015	06/2025	$6,055	$537	$537
	750 North Black Branch Rd.	Elizabethtown	KY	539,592	$13,344	07/2015	06/2025	$32,222	$2,838	$2,838

	Total 2015 Mortgage Maturities			4,549,728	$268,784			$555,232	$52,941	$51,466

Footnotes

(1) Represents GAAP capitalized costs as of December 31, 2011.

(2) Property is classified as a capital lease for GAAP, accordingly $987 of GAAP income is included in non-operating income.

(3) Property is currently vacant, rent balances are from prior tenant. Property conveyed to lender January 2012.

31

LEXINGTON REALTY TRUST

2016 Mortgage Maturities by Property Type

12/31/2011

										GAAP
					Mortgage			Gross	Cash Rent	Base Rent
					Balance at			Book	as of	as of
				Net Rentable	Maturity	Maturity	Tenant Lease	Value	12/31/2011	12/31/2011
	Property Location	City	State	Area	($000)	Date	Expires	($000) (1)	($000)	($000)
Office	700 US Hwy. Route 202-206	Bridgewater	NJ	115,558	$13,825	03/2016	10/2014	$31,086	$2,242	$2,779
	11707 Miracle Hills Dr	Omaha	NE	85,200	$7,560	04/2016	11/2025	$13,853	$1,167	$1,167
	2005 East Technology Circle	Tempe	AZ	60,000	$7,140	04/2016	12/2025	$12,199	$1,128	$1,128
	850-950 Warrenville Rd	Lisle	IL	99,414	$9,377	06/2016	2014/2019	$17,394	$1,370	$1,576
	11511 Luna Rd	Farmers Branch	TX	180,507	$18,363	07/2016	04/2016	$29,984	$2,277	$3,189
	180 South Clinton St	Rochester	NY	226,000	$16,765	08/2016	12/2014	$30,830	$2,971	$2,964
Industrial	459 Wingo Road	Byhalia	MS	513,734	$15,000	06/2016	03/2026	$27,492	$1,675	$1,933
	2203 Sherrill Dr	Statesville	NC	639,800	$12,574	08/2016	05/2013	$21,266	$1,754	$1,754
	3686 S. Central Ave. / 749 Southrock Dr	Rockford	IL	240,000	$6,153	08/2016	2014/2015	$10,919	$880	$802
	7005 Cochran Road	Glenwillow	OH	458,000	$15,132	09/2016	07/2025	$28,665	$1,944	$2,251

	Total 2016 Mortgage Maturities			2,618,213	$121,889			$223,688	$17,408	$19,543

Footnotes

(1) Represents GAAP capitalized cost at December 31, 2011.

32

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

12/31/2011

					Current
					Estimated
		Debt	Interest		Annual Debt	Balloon
		Balance	Rate		Service	Payment
Property	Footnotes	($000)	(%)	Maturity (a)	($000) (d)	($000)
Westlake, TX	(b)	$17,928	5.392%	05/2012	$502	$17,828
Millington, TN		16,301	5.247%	05/2012	366	16,222
Cary, NC	(b)	12,580	5.584%	05/2012	327	12,543
Lakewood, CO		7,942	5.097%	05/2012	222	7,890
Farmington Hills, MI	(b)	17,994	5.723%	09/2012	958	17,724
Laurens, SC	(b)	14,382	5.911%	09/2012	1,003	14,022
Temperance, MI	(b)	9,641	5.912%	09/2012	672	9,400
Baton Rouge, LA	(b)	6,046	5.333%	10/2012	394	5,943
San Antonio, TX		26,499	6.080%	10/2012	1,827	26,025
Plymouth, MI	(b)	10,407	5.964%	12/2012	993	10,026
Colorado Springs, CO	(b)	10,503	5.996%	12/2012	866	10,272
Fort Mill, SC		10,113	6.000%	01/2013	820	9,904
Centennial, CO	(b)(h)	13,975	5.724%	02/2013	1,177	13,555
Brea, CA	(b)	74,492	5.734%	05/2013	5,361	73,071
Atlanta, GA		41,443	5.268%	05/2013	3,004	40,356
Irving, TX	(b)	37,340	5.452%	05/2013	2,702	36,466
Houston, TX		16,165	5.218%	05/2013	1,166	15,737
Southington, CT		12,551	5.018%	05/2013	890	12,228
Indianapolis, IN		8,802	5.168%	05/2013	633	8,580
Fort Meyers, FL		8,713	5.268%	05/2013	592	8,550
Phoenix, AZ		17,231	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b)	8,559	6.000%	01/2014	3,270	-
Moody, AL		6,677	4.978%	01/2014	493	6,350
Clive, IA		5,412	5.139%	05/2014	387	5,151
Fort Mill, SC		19,076	5.373%	05/2014	1,364	18,311
Philadelphia, PA	(p)	45,731	5.060%	07/2014	3,178	43,520
Fishers, IN		11,090	6.375%	08/2014	932	10,466
Columbus, IN	(i)	25,831	6.150%	09/2014	1,615	25,831
Las Vegas, NV	(i)	31,428	6.150%	09/2014	1,965	31,427
Memphis, TN	(i)	46,253	6.150%	09/2014	2,892	46,253
Columbus, IN	(i)	596	7.500%	09/2014	54	568
Las Vegas, NV	(i)	725	7.500%	09/2014	66	691
Memphis, TN	(i)	1,067	7.500%	09/2014	97	1,017
Issaquah, WA	(b)	31,369	5.665%	12/2014	2,113	30,388
Canonsburg, PA	(b)	9,084	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,445	5.639%	01/2015	1,552	29,900
Greenville, SC		9,000	5.500%	01/2015	495	9,000
Carrollton, TX		12,927	5.530%	01/2015	993	12,022
Herndon, VA	(b)	11,138	5.885%	04/2015	888	10,359
Glen Allen, VA	(b)	19,188	5.377%	05/2015	1,292	18,321
Houston, TX		15,525	5.160%	05/2015	1,114	14,431
Rockaway, NJ		14,900	5.292%	05/2015	802	14,900
Houston, TX		12,131	5.210%	05/2015	874	11,282
Indianapolis, IN		12,036	5.160%	05/2015	865	11,205
San Antonio, TX		11,971	5.340%	05/2015	875	11,167
Suwanee, GA		11,084	5.260%	05/2015	751	10,502
Los Angeles, CA		10,491	5.110%	05/2015	750	9,760
Richmond, VA		9,725	5.310%	05/2015	708	9,055

33

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

12/31/2011

					Current
					Estimated
		Debt	Interest		Annual Debt	Balloon
		Balance	Rate		Service	Payment
Property	Footnotes	($000)	(%)	Maturity (a)	($000) (d)	($000)
Harrisburg, PA		8,388	5.110%	05/2015	599	7,792
Knoxville, TN		7,151	5.310%	05/2015	520	6,658
Tulsa, OK	(e)	7,119	5.060%	05/2015	499	6,517
Carrollton, TX	(b)	19,639	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	14,466	4.990%	07/2015	1,043	13,344
Hopkinsville, KY		8,484	4.990%	07/2015	612	7,825
Dry Ridge, KY	(n)	5,226	4.990%	07/2015	377	4,820
Owensboro, KY	(n)	4,605	4.990%	07/2015	332	4,247
Elizabethtown, KY	(j)	2,732	4.990%	07/2015	197	2,520
Houston, TX	(b)	41,545	6.250%	09/2015	8,159	18,161
Sugar Land, TX	(b)	10,839	6.250%	09/2015	2,083	6,286
Bridgewater, NJ		14,675	5.732%	03/2016	1,035	13,825
Omaha, NE		8,266	5.610%	04/2016	621	7,560
Tempe, AZ		7,807	5.610%	04/2016	586	7,140
Byhalia, MS		15,000	4.710%	06/2016	707	15,000
Lisle, IL		10,033	6.500%	06/2016	793	9,377
Farmers Branch, TX	(b)	18,481	5.939%	07/2016	1,139	18,363
Rochester, NY	(f)	18,063	6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,548	6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,630	6.210%	08/2016	508	6,153
Glenwillow, OH		16,340	6.130%	09/2016	1,240	15,132
Memphis, TN		3,798	5.710%	01/2017	275	3,484
Orlando, FL		9,975	5.722%	02/2017	679	9,309
Dubuque, IA		9,918	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,099	19,000
McDonough, GA		23,000	6.110%	11/2017	1,429	21,651
Lorain, OH	(b)	1,238	7.750%	07/2018	108	-
Manteca, CA	(b)	875	7.750%	07/2018	77	-
Watertown, NY	(b)	822	7.750%	07/2018	72	-
Lewisburg, WV	(b)	578	7.750%	07/2018	51	-
San Diego, CA	(b)	557	7.750%	07/2018	49	-
Galesburg, IL	(b)	491	7.750%	07/2018	43	-
Boston, MA		13,173	6.100%	12/2018	996	11,520
North Berwick, ME		9,877	3.560%	04/2019	1,532	-
Overland Park, KS	(b)	36,325	5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	17,307	5.883%	05/2019	1,268	15,182
Streetsboro, OH	(b)	18,733	5.749%	09/2019	1,344	16,338
Boca Raton, FL		20,400	6.470%	02/2020	1,442	18,383
Wall, NJ	(b)	25,343	6.250%	01/2021	3,197	-
Charleston, SC		7,350	5.850%	02/2021	437	6,632
Whippany, NJ		15,345	6.298%	11/2021	1,344	10,400
Subtotal/Wtg. Avg./Years Remaining (l)		$1,306,649	5.691%	3.3	$100,560	$1,175,064

34

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

12/31/2011

					Current
					Estimated
		Debt	Interest		Annual Debt	Balloon
		Balance	Rate		Service	Payment
Property	Footnotes	($000)	(%)	Maturity (a)	($000) (d)	($000)

Corporate
Term Loan	(c)(k)	$35,551	5.520%	03/2013	$1,995	$35,551
Term Loan	(c)(k)	25,000	5.520%	03/2013	1,403	25,000
Exchangeable Notes	(c)(m)	62,150	5.450%	01/2027	3,387	62,150
Convertible Notes	(o)(q)	115,000	6.000%	01/2030	6,900	115,000
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$366,821	6.111%	10.7	$22,470	$366,821
Total/Wtg. Avg./Years Remaining (l)		$1,673,470	5.783%	4.9	$123,030	$1,541,885

Footnotes

(a)	Subtotal and total based on weighted average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Loan satisfied subsequent to quarter end.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Property put back to lender in January 2012, and debt no longer Lexington obligation.
(f)	Properties are cross-collateralized.
(g)	Rate fixed through 04/2017, thereafter LIBOR plus 170 bps.
(h)	Maturity date represents lender call date.
(i)	Properties are cross-collateralized.
(j)	Properties are cross-collateralized.
(k)	Represents full payable of loans, discount of $1,196 excluded from balance.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Represents full payable of notes, discount of $48 excluded from balance.
(n)	Properties are cross-collateralized.
(o)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(p)	Lexington has an 80.5% interest in this property.
(q)	Represents full payable of notes, discount of $9,851 excluded from balance.

35

LEXINGTON REALTY TRUST

Non- Consolidated Investments: Mortgages & Notes Payable

12/31/2011

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Jayal		$118	$35	11.500%	03/2012	$121	$-	$-
Net Lease Strategic		22,240	3,336	5.147%	05/2012	468	22,153	3,323
Net Lease Strategic		5,101	765	7.670%	01/2013	2,817	-	-
Net Lease Strategic		12,459	1,869	5.148%	05/2013	894	12,144	1,822
Net Lease Strategic		4,662	699	5.950%	09/2013	381	4,496	674
Net Lease Strategic		19,475	2,921	5.810%	02/2014	1,551	18,588	2,788
Net Lease Strategic		8,935	1,340	5.616%	04/2014	697	8,484	1,273
Net Lease Strategic (5)		35,000	5,250	2.508%	07/2014	892	35,000	5,250
Net Lease Strategic		766	115	8.500%	04/2015	271	-	-
Net Lease Strategic		16,184	2,428	5.411%	05/2015	1,189	15,087	2,263
Net Lease Strategic - Oklahoma TIC		14,434	866	5.240%	05/2015	976	13,673	820
Net Lease Strategic		12,087	1,813	5.212%	06/2015	836	11,349	1,702
Net Lease Strategic		5,825	874	5.783%	06/2015	462	5,371	806
Net Lease Strategic		16,044	2,407	8.036%	09/2015	3,352	6,925	1,039
Net Lease Strategic		4,650	698	8.036%	09/2015	925	2,203	330
Net Lease Strategic		8,183	1,227	6.090%	01/2016	668	7,446	1,117
Net Lease Strategic		6,048	907	6.090%	04/2016	494	5,465	820
Net Lease Strategic		6,238	936	6.315%	09/2016	497	5,723	858
One Summit		12,898	3,869	9.375%	10/2016	3,344	-	-
Net Lease Strategic		8,800	1,320	6.063%	11/2016	683	8,023	1,203
One Summit		8,547	2,564	10.625%	11/2016	2,239	-	-
Net Lease Strategic		8,476	1,271	5.910%	10/2018	728	6,624	994
Net Lease Strategic		9,394	1,409	6.010%	08/2019	753	7,658	1,149
Net Lease Strategic		7,470	1,121	6.507%	11/2019	563	6,692	1,004
Net Lease Strategic		9,499	1,425	6.270%	12/2019	774	7,755	1,163
Net Lease Strategic		9,621	1,443	5.930%	10/2020	750	7,660	1,149
Net Lease Strategic		8,788	1,318	5.460%	12/2020	741	5,895	884
Net Lease Strategic		9,104	1,366	5.640%	01/2021	692	7,018	1,053

36

LEXINGTON REALTY TRUST

Non- Consolidated Investments: Mortgages & Notes Payable

12/31/2011

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Net Lease Strategic		11,087	1,663	5.380%	08/2025	1,144	362	54
Total/Wtg. Avg. (1)/Years Remaining (2)		$302,133	$47,255	6.10%	4.4	$29,902	$231,794	$33,538

Footnotes

(1)	Weighted average interest rate based on proportionate share.
(2)	Weighted average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.
(4)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for 12 months.
(5)	Term loan collateralized by 17 properties. Interest only at LIBOR plus 225 bps, subject to adjustment.

37

LEXINGTON REALTY TRUST

Partnership Interests

Twelve Months Ended December 31, 2011

($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$2,621
Interest expense	$649
Depreciation and amortization	$1,883
Impairment charges	$12,495

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$27,887
Interest expense	$3,251

Footnotes

(1)	Excludes discontinued operations and OP unit noncontrolling interests.

38

LEXINGTON REALTY TRUST

Selected Balance Sheet and Income Statement Account Data

12/31/2011

($000)

Balance Sheet

Other assets	$29,990

The components of other assets are:

Deposits	$2,102
Investments- capital lease	10,640
Equipment	711
Prepaids	3,308
Other receivables	2,658
Deferred tax asset	672
Deferred lease incentives	9,396
Other	503

Accounts payable and other liabilities	$53,058

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$16,384
CIP accruals and other	18,005
Taxes	554
Deferred lease costs	2,499
Subordinated notes	2,360
Deposits	1,180
Escrows	2,023
Sale/leaseback financing obligation	4,750
Transaction costs	567
Guarantee obligation	1,500
Derivative liability	3,236

Income Statement - twelve months ended December 31, 2011

Non-cash interest expense, net	$5,568

39

LEXINGTON REALTY TRUST

Select Credit Metrics

	12/31/2010	12/31/2011

Company FFO Payout Ratio	43.2%	49.0%

Non-mortgaged Assets	$1.27 billion	$1.39 billion

Debt + Preferred/Gross Assets	50.4%	49.7%

Debt/Gross Assets	42.6%	41.9%

Secured Debt/Gross Assets	35.6%	34.4%

Net Debt/EBITDA	5.7 times	5.6 times

Credit Line Availability (1)	$215.9 million	$294.3 million

Development/Gross Assets	0.7%	0.9%

EBITDA/Revenue	80.1%	77.0%

EBITDA / PrefDiv + Interest Expense	2.2 times	2.3 times

JV + Advisory Income/Revenues	5.9%	8.5%

Footnotes

(1) As of 12/31/2011, there were $5.7 million of outstanding letters of credit.

40

LEXINGTON REALTY TRUST

Revenue Data

12/31/2011

($000)

Base Rent Estimates for Current Assets

Year	Cash (1)	GAAP (1)
2012	$285,478	$292,587
2013	$268,891	$271,894
2014	$235,882	$238,042
2015	$198,230	$200,104
2016	$169,561	$169,819

Other Revenue Data

Asset Class	GAAP Base Rent as of 12/31/11 (2)	Percentage
Office	$164,436	56.2%
Industrial	$43,945	15.0%
Long-term leases	$43,932	15.0%
Multi-tenant	$29,750	10.2%
Retail	$10,572	3.6%
	$292,635	100.0%

Credit Ratings (3)
Investment Grade	$139,721	47.8%
Non-Investment Grade	$48,667	16.6%
Unrated	$104,247	35.6%
	$292,635	100.0%

Footnotes

(1)	Amounts assume (1) lease terms for non-cancellable periods only, (2) that all below market leases are renewed by the tenants at the option rate and (3) that no new or renegotiated leases are entered into after 12/31/2011.
(2)	Twelve months ended 12/31/2011 GAAP base rent recognized for consolidated properties owned as of 12/31/2011.
(3)	Credit ratings are based upon either tenant, guarantor or parent. Generally, all multi-tenant assets are included in unrated.

41

LEXINGTON REALTY TRUST

Top 20 Markets

12/31/2011

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 12/31/11 (1)
1	Dallas-Fort Worth-Arlington, TX	8.2%
2	Los Angeles-Long Beach-Santa Ana, CA	6.4%
3	Houston-Sugar Land-Baytown, TX	5.4%
4	Memphis, TN-MS-AR	5.0%
5	New York-Northern New Jersey-Long Island, NY-NJ-PA	4.0%
6	Atlanta-Sandy Springs-Marietta, GA	3.8%
7	Detroit-Warren-Livonia, MI	3.7%
8	Kansas City, MO-KS	3.2%
9	Orlando-Kissimmee, FL	2.7%
10	Baltimore-Towson, MD	2.7%
11	Boston-Cambridge-Quincy, MA-NH	2.7%
12	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.6%
13	Indianapolis-Carmel, IN	2.6%
14	Chicago-Naperville-Joliet, IL-IN-WI	2.4%
15	Phoenix-Mesa-Scottsdale, AZ	2.1%
16	Charlotte-Gastonia-Concord, NC-SC	2.0%
17	Columbus, OH	2.0%
18	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.9%
19	San Antonio, TX	1.8%
20	Seattle-Tacoma-Bellevue, WA	1.7%
	Total Top 20 Markets (3)	67.0%

Footnotes

(1)	Twelve months ended 12/31/2011 GAAP base rent recognized for consolidated properties owned as of 12/31/2011.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

42

LEXINGTON REALTY TRUST

Tenant Industry Diversification

12/31/2011

Industry Category	Percent of GAAP Base Rent as of 12/31/11 (1)
Finance/Insurance	14.1%
Automotive	10.1%
Energy	9.9%
Technology	9.8%
Consumer Products	7.8%
Service	7.0%
Transportation/Logistics	6.4%
Healthcare	6.2%
Food	5.4%
Telecommunications	4.0%
Media/Advertising	3.7%
Construction/Materials	3.2%
Printing/Production	3.0%
Aerospace/Defense	2.6%
Apparel	1.8%
Retail Department	1.5%
Education	1.2%
Real Estate	1.2%
Retail Specialty	0.7%
Retail Electronics	0.3%
Security	0.1%
100.0%

Footnotes

(1)	Twelve months ended 12/31/2011 GAAP base rent recognized for consolidated properties owned as of 12/31/2011.
(2)	Total shown may differ from detailed amounts due to rounding.

43

LEXINGTON REALTY TRUST

Top 10 Tenants or Guarantors

12/31/2011

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 12/31/11 ($000) (1)	Percent of GAAP Base Rent as of 12/31/2011 ($000) (1) (2)
Bank of America, National Association	8	691,893	1.9%	$9,461	3.2%
Baker Hughes, Inc.	2	720,221	2.0%	$9,318	3.2%
Dana Holding Corporation and Dana Limited	6	1,902,414	5.3%	$8,300	2.8%
Federal Express Corporation	2	641,286	1.8%	$7,416	2.5%
Swiss Re America Holding Corporation	2	476,123	1.3%	$6,807	2.3%
Morgan, Lewis and Bockius, LLP (3)	1	290,565	0.8%	$6,792	2.3%
CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	3	2,503,916	7.0%	$6,572	2.2%
Wells Fargo Bank, N.A.	2	338,301	0.9%	$5,986	2.0%
International Business Machines Corporation (Internet Security Systems, Inc.)	2	289,000	0.8%	$5,912	2.0%
JPMorgan Chase Bank, National Association	3	430,375	1.2%	$5,401	1.8%
	31	8,284,094	23.0%	$71,965	24.6%

Footnotes

(1) Twelve months ended 12/31/2011 GAAP base rent recognized for consolidated properties owned as of 12/31/2011.

(2) Total shown may differ from detailed amounts due to rounding.

(3) Includes parking garage operations. Lexington has an 80.5% interest in this property.

44

Investor Information

Transfer Agent

BNY Mellon Shareowner Services

480 Washington Blvd.

Jersey City NJ 07310-1900

(800) 850-3948

www.bnymellon.com/shareowner/isd

Investor Relations

Patrick Carroll

Executive Vice President and Chief Financial Officer

Telephone (direct)	(212) 692-7215
Facsimile (main)	(212) 594-6600
E-mail	pcarroll@lxp.com

Research Coverage

Bank of America/Merrill Lynch		Keefe, Bruyette & Woods
James Feldman	(646) 855-5808	Sheila K. McGrath	(212) 887-7793

Barclays Capital		Morgan, Keegan & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Stephen C. Swett	(212) 508-7585

Friedman, Billings, Ramsey		Stifel Nicolaus
Gabe Poggi	(703) 469-1141	John W. Guinee	(443) 224-1307

J.P. Morgan Chase		Wells Fargo Securities, LLC
Anthony Paolone	(212) 622-6682	Todd J. Stender	(212) 214-8067

45